UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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                On October 31, 2006, Trammell Crow Company (the “Company”) announced that it has entered into an Agreement and Plan of Merger, dated as of October 30, 2006, with CB Richard Ellis Group, Inc. (“CBRE”) and A-2 Acquisition Corp., a wholly-owned subsidiary of CBRE.  Set forth below are copies of slide show presentations being given to employees of the Company and employees of CBRE.

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CB Richard Ellis, Inc. and Trammell Crow Company November 2006 CBRE Employees

Agenda Introduction and Overview Who is Trammell Crow Company? The Future: The Perfect Fit What Does It Mean to You?

Introductions CB Richard Ellis [Presenter 1] [Title] [Presenter 2] [Title] Trammell Crow Company [Presenter 1] [Title] [Presenter 2] [Title]

A Q The Question: What happens when two great Companies with complementary strengths and values come together on one platform? The Simple Answer: The creation of the strongest organization in the world to serve the needs of our clients, people and stakeholders!

The Vision To create a company with unprecedented scale, scope and service offerings To leverage the complementary strengths and skills of two world-class organizations To merge two great cultures of leadership and learning To provide unparalleled opportunities for the best of the best To protect and enhance our winning market position

“The best way to predict the future is to create it.” Peter F. Drucker The Vision

Status of the Deal Due diligence complete Approved by both Boards of Directors Definitive agreement executed Closing anticipated in late 2006 or early 2007

Preparation For Future Integration We respectfully ask the following: Please run your business as usual Please communicate regularly with clients and focus on their needs Please be people-sensitive—internally and externally We will be reaching out to all of you in the near future!

Who is Trammell Crow Company?

Trammell Crow Company Milestones 1948: Trammell Crow Company builds first commercial development, a warehouse in the Trinity Industrial District near downtown Dallas. 1957: TCC develops Dallas Market Center. 1959: TCC Develops the Hartford Insurance Company building. Trammell Crow Company’s first office building. 1960: TCC develops its first retail project. 1968: TCC opens office in San Francisco, its first outside Dallas. 1971: TCC’s first international office opens in Geneva. 1984: TCC named in the top 10 of The Best Companies to Work for in America. 1987: FORTUNE names Mr. Trammell Crow to the U.S. Business Hall of Fame. 2000: Bob Sulentic becomes CEO. 2001: TCC reorganizes to better target services to their customers. 2004: Received American Business Ethics Award (Society of Financial Service Professionals). 2006: Named to the Global Outsourcing 100 (IAOP). 1988: TCC signs its first full-service outsourcing contract with Baxter Healthcare. 1991: Transitioned from principle developer to full services provider. 1994: Don Williams named Chairman of the Board. 1997: TCC listed on NYSE. 1998: Continued growth through acquisition of five key businesses.

Trammell Crow Company Mission To be the acknowledged leader in commercial real estate services, known for: Superior customer service Operational excellence Rewarding work environment Value creation for all stakeholders

Trammell Crow Company Values RISE Respect: Treat all with dignity, value the contributions of others, and help one another succeed Integrity: Uphold the highest standards in our business practices Service: Deliver responsive, innovative solutions to drive continuous improvement Excellence: Aspire to be the best in everything we do

Trammell Crow Company Highlights An industry leader in integrated real estate services Represents approximately one third of the FORTUNE 50 American Express Bank of America EDS ExxonMobil Named a Global Outsourcing 100 leader

Trammell Crow Company Revenue By Service Line First Half 2006 Development & Investment 5% Facilities Management29%Property Management14%Construction Management1%Brokerage16%Corporate Advisory Services21%Project Management14%User Services 64% Investor Services 31%

Trammell Crow Company Building Management Portfolio Market Square Feet* Southern California 42.6 MM Dallas/Fort Worth 38.5 MM Mid-Atlantic 35.2 MM Phoenix 24.8 MM Denver 23.4 MM Chicago 21.5 MM Houston 18.8 MM Seattle 15.9 MM North Florida 14.0 MM Philadelphia 10.3 MM *Excludes outsourcing FM #’s First Half 2006 Retail 34 MM SF Industrial 156 MM SF Outsourcing/FM Services (Office, Industrial, Retail) 215MM SF Office 150MM SF 6%28%39%27%

Trammell Crow Company Revenues



($ in millions)
Development & Investment
Global Services
$773.9
$896.0
$390.6
$460.2
2004
2005
2005 First Half
2006 First Half

CBRE Employee Road show Presentation V15 | 11/1/2006 | Page 16

The PerfectFit

CBRE CB RICHARD ELLIS

The Combined Entity

The Perfect Fit Very little overlap domestically and globally Preservation of two leading global brands Unparalleled ability to capitalize on global trends and opportunities The world leader in the following: Transaction capability Outsourcing and integrated account management Scale and diversity

Post-Merger Capability 2005 Key Statistics #1 in Investment Sales $120.0 Billion #1 in Leasing $46.2 Billion #1 in Corporate Services 270 Relationships #1 in Property & Facilities Management 1.6 Billion SF #1 in Project Management 1,500+ Professionals

Post-Merger Scale and Diversity 2005 Key Statistics #1 in Appraisal and Advisory 45,400 Assignments #2 in Financing $17.8 Billion in Loan Originations Stand-Alone Development and Investment Entity $4.8 Billion In Process* Stand-Alone Investment Management Entity $25 Billion Under Management** * As of June 30, 2006 ** As of September 30, 2006

($ in millions) 2005 Revenues CBRE vs. the Competition * Source: Estates Gazette, February 6, 2006 $3,800$1,400$1,200$490CBRE & TCCJLLC&W*Grubb & Ellis

* Based on pro-forma 2006 revenue of approximately $4.4 Billion

What Does It Mean To You?

Your New Business The best clients The best people The best culture The best career opportunity The best future

The Best Clients INVESCO®

The Best People A history of successful mergers with “best athlete” approach at all levels of the organization A commitment to training, development and excellence If great is possible, good is not good enough

The Best Culture High Integrity High Intelligence High Energy High Level of Trust High Service Standards High Opportunity

The Best Career Opportunities A new energy, learning culture, platform and opportunityThe world’s best toolbox, research, information, technology, reach and service offering Unparalleled access to more senior relationships, deal flow and career opportunities An important seat in the world’s most exciting and dynamic real estate organization Unlimited possibilities as part of a winning team

“This is our time”The Best Future

Q Questions?

Thank You For Your Support and Attendance In connection with the merger, Trammell Crow Company will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF TRAMMELL CROW COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Trammell Crow Company, 2001 Ross Avenue, Suite 3400, Dallas, TX 75201 (Telephone: (214) 863-3020). In addition, documents filed with the SEC by Trammell Crow Company will be available free of charge at the SEC's web site at http://www.sec.gov. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Trammell Crow Company in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Trammell Crow Company with the SEC. Certain items discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and other factors which may cause the actual results, performance or achievements of the companies to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Statements which make reference to the expectations or beliefs of the companies or any of their management are forward-looking statements, including statements concerning the performance of the combined companies, their business units, and the business outlook for, and the combined companies’ expected performance in 2007. Such forward-looking statements speak only as of the date of this presentation and, except to the extent required by applicable securities laws, the companies expressly disclaim any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the companies’ businesses in general, please refer to the companies’ respective current Annual Reports on Form 10-K, current Quarterly Reports on Form 10-Q and other periodic filings with the SEC. These filings are available publicly and may be obtained off the CB Richard Ellis website at www.cbre.com or upon request from the CB Richard Ellis Investor Relations Department at investorrelations@cbre.com with respect to CBRE materials, and off the Trammell Crow Company website at www.trammellcrow.com or upon request from the Trammell Crow Company Investor Relations Department at ir@trammellcrow.com with respect to Trammell Crow Company materials.

CB Richard Ellis, Inc. and Trammell Crow Company November 2006 TCC Employees

Agenda Introduction and Overview Who is CB Richard Ellis? The Future: The Perfect Fit What Does It Mean to You?

Introductions CB Richard Ellis [Presenter 1] [Title] [Presenter 2] [Title] Trammell Crow Company [Presenter 1] [Title] [Presenter 2] [Title]

A Q The Question: What happens when two great Companies with complementary strengths and values come together on one platform? The Simple Answer: The creation of the strongest organization in the world to serve the needs of our clients, people and stakeholders!

The Vision To create a company with unprecedented scale, scope and service offerings To leverage the complementary strengths and skills of two world-class organizations To merge two great cultures of leadership and learning To provide unparalleled opportunities for the best of the best To protect and enhance our winning market position

“The best way to predict the future is to create it.” Peter F. Drucker The Vision

Status of the Deal Due diligence complete Approved by both Boards of Directors Definitive agreement executed Closing anticipated in late 2006 or early 2007

Preparation For Future Integration We respectfully ask the following: Please run your business as usual Please communicate regularly with clients and focus on their needs Please be people-sensitive—internally and externally We will be reaching out to all of you in the near future!

Who is CB Richard Ellis?

CB Richard Ellis Milestones

1773: Richard Ellis founded in London.



1906: CB founded in San Francisco by Colbert Coldwell.



1922: The opening of the Coldwell Banker office in downtown Los Angeles marks the beginning of the company's geographic expansion.

1956: CB opens office in Phoenix. Its first outside California.



1970: Coldwell Banker opens an office in Dallas, its first office in Texas.

1996: CB Commercial acquires L. J. Melody & Co.

1997: CB Commercial acquires Koll Real Estate Services.

1998: CB Commercial acquires REI Limited and changes company name to CB Richard Ellis.

2003: CB Richard Ellis merges with Insignia/ESG to become the world's preeminent commercial real estate services firm.

2004: CB Richard Ellis Group, Inc. completes initial public offering.


CBRE

2005: CBRE debuts on the FORTUNE 1000 list. Brett White becomes CEO.



2006: CBRE debuts on the Forbes Global 2000.

The PerfectFit

CBRE
CB RICHARD ELLIS

TCC Employee Road show Presentation V15 | 11/1/2006 | Page 10

CBRE Mission Statement OUR MISSION PUT THE CLIENT FIRST - ALWAYS :: TAILOR OUR SERVICES TO THE CLIENT'S NEEDS :: THINK INNOVATIVELY, BUT ACT PRACTICALLY :: HELP THE CLIENT MAKE THE MOST INFORMED BUSINESS DECISIONS :: DELIVER RESULTS.

CBRE Corporate Objectives Establish and maintain the leading position in every major world city Establish and maintain the leading position in each service we provide Maintain the most admired, highest quality brand Recruit, hire and retain the finest people in our industry Foster and maintain a culture of integrity, excellence and continuous improvement Lead the industry in revenue and profit growth and retain the industry’s highest operating margins

CBRE Highlights 100 year operating history in U.S. Euromoney: Global Real Estate Advisor of the Year The Lipsey Company: Top Real Estate Brand for fifth straight year Estates Gazette: Real Estate Advisor of the Year Included in FORTUNE 1000 and Forbes Global 2000

CBRE Global Reach & Local Leadership ✓Chicago ✓London ✓Los Angeles ✓Madrid ✓New York ✓Paris ✓Singapore ✓Sydney ✓Toronto ✓Washington DC* Including partners and affiliates Operating in 58 countries in over 350 offices* First Half 2006 Revenue Americas66%EMEA 21% Asia Pacific 8% Global Investment Management 5% Leading Market Positions

CBRE Diversified Business Base

First Half 2006 Revenue

By Service Line



Investment Management
Other
Commercial Mortgage Brokerage
Appraisal and Valuation
Property and Facilities Management
Leasing
Investment Sales

By Client Type



Government
Other
Offshore Investors
Opportunity Funds
Conduits/ Wall St.
Corporate
REITS
Pension Funds
Insurance Companies/ Banks
Individuals/ Partnerships

The PerfectFit

CBRE
CB RICHARD ELLIS

TCC Employee Road show Presentation V15 | 11/1/2006 | Page 15

The Combined Entity

The Perfect Fit Very little overlap domestically and globally Preservation of two leading global brands Unparalleled ability to capitalize on global trends and opportunities The world leader in the following: Transaction capability Outsourcing and integrated account management Scale and diversity

Post-Merger Capability 2005 Key Statistics #1 in Investment Sales $120.0 Billion #1 in Leasing $46.2 Billion #1 in Corporate Services 270 Relationships #1 in Property & Facilities Management 1.6 Billion SF #1 in Project Management 1,500+ Professionals

Post-Merger Scale and Diversity 2005 Key Statistics #1 in Appraisal and Advisory 45,400 Assignments #2 in Financing $17.8 Billion in Loan Originations Stand-Alone Development and Investment Entity $4.8 Billion In Process* Stand-Alone Investment Management Entity $25 Billion Under Management** * As of June 30, 2006 ** As of September 30, 2006

($ in millions) 2005 Revenues CBRE vs. the Competition * Source: Estates Gazette, February 6, 2006 $3,800$1,400$1,200$490CBRE & TCCJLLC&W*Grubb & Ellis

* Based on pro-forma 2006 revenue of approximately $4.4 Billion

What Does It Mean To You?

Your New Business The best clients The best people The best culture The best career opportunity The best future

The Best Clients INVESCO®

The Best People A history of successful mergers with “best athlete” approach at all levels of the organization A commitment to training, development and excellence If great is possible, good is not good enough

The Best Culture High Integrity High Intelligence High Energy High Level of Trust High Service Standards High Opportunity

The Best Career Opportunities A new energy, learning culture, platform and opportunityThe world’s best toolbox, research, information, technology, reach and service offering Unparalleled access to more senior relationships, deal flow and career opportunities An important seat in the world’s most exciting and dynamic real estate organization Unlimited possibilities as part of a winning team

“This is our time”The Best Future

Q Questions?

Thank You For Your Support and Attendance In connection with the merger, Trammell Crow Company will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF TRAMMELL CROW COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Trammell Crow Company, 2001 Ross Avenue, Suite 3400, Dallas, TX 75201 (Telephone: (214) 863-3020). In addition, documents filed with the SEC by Trammell Crow Company will be available free of charge at the SEC's web site at http://www.sec.gov. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Trammell Crow Company in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by Trammell Crow Company with the SEC. Certain items discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and other factors which may cause the actual results, performance or achievements of the companies to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Statements which make reference to the expectations or beliefs of the companies or any of their management are forward-looking statements, including statements concerning the performance of the combined companies, their business units, and the business outlook for, and the combined companies’ expected performance in 2007. Such forward-looking statements speak only as of the date of this presentation and, except to the extent required by applicable securities laws, the companies expressly disclaim any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. For additional information concerning factors that may cause actual results to differ from those anticipated in the forward-looking statements, and risks to the companies’ businesses in general, please refer to the companies’ respective current Annual Reports on Form 10-K, current Quarterly Reports on Form 10-Q and other periodic filings with the SEC. These filings are available publicly and may be obtained off the CB Richard Ellis website at www.cbre.com or upon request from the CB Richard Ellis Investor Relations Department at investorrelations@cbre.com with respect to CBRE materials, and off the Trammell Crow Company website at www.trammellcrow.com or upon request from the Trammell Crow Company Investor Relations Department at ir@trammellcrow.com with respect to Trammell Crow Company materials.

This filing contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward looking statements relating to expectations about future results or events are based upon information available to the Company and CBRE as of today’s date, and the Company and CBRE assume no obligation to update any of these statements.  The forward looking statements are not guarantees of the future performance of the Company, CBRE or the combined company, and actual results may vary materially from the results and expectations discussed.  For instance, although the Company and CBRE have signed an agreement for a subsidiary of CBRE to merge with and into the Company, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of the Company’s stockholders or government approvals or if either the Company or CBRE fail to satisfy conditions to closing.  Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of the Company into CBRE’s business and the combined company’s ability to compete in the highly competitive real estate services industry.  The revenues, earnings and business prospects of the Company and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, (i) the ability of the Company to complete the proposed transaction with CBRE due to a number of factors, including but not limited to, the ability of the Company and CBRE to satisfy the various conditions contained in the merger agreement between the parties, including Trammell Crow stockholder approval, regulatory approvals and other customary conditions, (ii) the ability of the Company to retain its major customers and renew its contracts, (iii) the ability of the Company to attract new user and investor customers, (iv) the ability of the Company to manage fluctuations in net earnings and cash flow which could result from the Company’s participation as a principal in real estate investments, (v) the Company’s ability to continue to pursue its growth strategy, (vi) the Company’s ability to pursue strategic acquisitions on favorable terms and manage challenges and issues commonly encountered as a result of those acquisitions, (vii) the Company’s ability to compete in highly competitive national and local business lines, (viii) the Company’s ability to attract and retain qualified personnel in all areas of its business (particularly senior management), (ix) the timing of individual transactions, (x) the ability of the Company to identify, implement and maintain the benefit of cost reduction measures and achieve economies of scale and (xi) the ability of the Company to compete effectively in the international arena and manage the risks of operating in the international arena (including foreign currency exchange risk). In addition, the Company’s ability to achieve certain anticipated results will be subject to other factors affecting the Company’s business that are beyond the Company’s control, including but not limited to general economic conditions (including interest rates, the cost and availability of capital for investment in real estate, clients’ willingness to make real estate commitments and other factors impacting the value of real estate assets), the effect of government regulation on the conduct of the Company’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in the Company’s and CBRE’s SEC reports and public announcements.

The proposed merger will be submitted to the Company’s stockholders for their consideration, and the Company will file with the SEC a definitive proxy statement to be used by the Company to solicit the approval of its stockholders for the proposed merger.  The Company may also file other documents concerning the proposed merger.  You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to the proxy statement, because they will contain important information.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company at the SEC’s Internet Site (http://www.sec.gov). Copies of the proxy statement can also be obtained without charge, by directing a request to: Trammell Crow Company, 2001 Ross Avenue, Suite 3400, Dallas, Texas, 75201, or via telephone at (214) 863-3000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the proxy statement regarding the proposed merger when it becomes available.